UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-9819 (Commission File Number)	52-1549373 (IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia (Address of principal executive offices)	23060-9245 (Zip Code)

Registrant's telephone number, including area code: (804) 217-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Effective May 12, 2017, Issued Holdings Capital Corporation (“IHCC”), a direct, wholly-owned subsidiary of Dynex Capital, Inc. (the “Company”), and the Company, as guarantor, entered into an Amendment No. 4 (the “Amendment”) to IHCC’s Master Repurchase and Securities Contract (as amended, the “Repurchase Agreement”) with Wells Fargo Bank, N. A. (“Wells Fargo”).
The Amendment extends the maturity date of the Repurchase Agreement to May 12, 2019, subject to early termination provisions contained in the Repurchase Agreement. In connection with the Amendment, the aggregate maximum borrowing capacity under the Repurchase Agreement was increased to $400 million. No changes were made to the guarantee agreement (the “Guarantee Agreement”) under which the Company fully guarantees all of IHCC’s payment and performance obligations under the Repurchase Agreement.
See the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 8, 2012, on October 7, 2013, on February 11, 2015, and on May 3, 2016 for additional disclosure regarding the terms of the Repurchase Agreement, as previously amended, and the Guarantee Agreement. The Repurchase Agreement, as amended, and the Guarantee Agreement contain representations, warranties, covenants, events of default and indemnities that are customary for agreements of this type. The Guarantee Agreement also contains financial covenants that require the Company to meet at all times minimum consolidated net worth, minimum liquidity, and maximum indebtedness to consolidated net worth requirements.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.23.4.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, the content of which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 16, 2017, and in connection with the previously disclosed decision of Thomas B. Akin to not stand for re-election to the Company’s Board of Directors, the Company’s Amended and Restated Bylaws were amended to decrease the size of the Company’s Board of Directors from six members to five members, subject to automatic increase as otherwise provided in the Company’s Restated Articles of Incorporation. The text of this amendment to the Company’s Amended and Restated Bylaws is filed with this Current Report on Form 8-K as Exhibit 3.2.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 16, 2017 (the “2017 Annual Meeting”), at which four proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission on March 31, 2017 (the “2017 Proxy Statement”). A quorum of the Company’s common shares was present for the 2017 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

Proposal 1 - Shareholders elected five directors of the Company to hold office until the next annual meeting and until their successors have been elected and duly qualified. The name of each director elected and the votes cast for such individuals are set forth below:

Name	For	Withheld	Broker Non-Votes
Byron L. Boston	19,948,265	326,577	21,047,860
Michael R. Hughes	17,903,097	2,371,745	21,047,860
Barry A. Igdaloff	19,440,219	834,623	21,047,860
Valerie A. Mosley	19,594,558	680,284	21,047,860
Robert A. Salcetti	19,938,229	336,613	21,047,860

Proposal 2 - Shareholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the 2017 Proxy Statement. The votes regarding Proposal 2 were as follows:

For	Against	Abstentions	Broker Non-Votes
19,152,426	869,830	252,586	21,047,860

Proposal 3 - Shareholders selected, in an advisory and non-binding vote, the option of one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers. The votes regarding Proposal 3 were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,612,994	180,021	3,247,775	234,052	21,047,860

In light of the shareholder vote on Proposal 3, and consistent with the recommendation of the Company’s Board of Directors with respect to Proposal 3, the Company will include an advisory and non-binding shareholder vote on the compensation of the Company’s named executive officers in its proxy materials once every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

Proposal 4 - Shareholders approved a proposal to ratify the Company’s selection of BDO USA, LLP, independent certified public accountants, as auditors for the Company for the 2017 fiscal year. The votes regarding Proposal 4 were as follows:

For	Against	Abstentions	Broker Non-Votes
40,270,505	526,700	525,497	—

Item 8.01  Other Events.

Following the 2017 Annual Meeting, effective May 16, 2017, the Board of Directors appointed independent director Michael R. Hughes as Chairperson of the Company’s Board of Directors, a role previously held by Mr. Akin.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2.1	Amendment to Amended and Restated Bylaws of the Company, effective as of May 16, 2017
10.23.4	Amendment No. 4 to Master Repurchase and Securities Contract dated as of May 12, 2017 between Issued Holdings Capital Corporation, Dynex Capital, Inc. (as guarantor) and Wells Fargo Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	May 17, 2017	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit No.	Description

3.2.1	Amendment to Amended and Restated Bylaws of the Company, effective as of May 16, 2017
10.23.4	Amendment No. 4 to Master Repurchase and Securities Contract dated as of May 12, 2017 between Issued Holdings Capital Corporation, Dynex Capital, Inc. (as guarantor) and Wells Fargo Bank, N.A.